Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
The following events occurred after December 31, 2022:

Pledges in relation the renewed facility
As described in the original agreement entered into during the year ended December 31, 2022, as part of the renewed facility agreement, pledges on the bank accounts and pledges on the shares in the capital of Allego Holding B.V. held by the Company would be used to secure the renewed facility. During the three months ended March 31, 2023, the Group has pledged additional assets in relation to the renewed facility: the bank accounts of €4,776 thousand as at March 31, 2023 (presented as part of cash and cash equivalents), trade and other receivables of €18,782 thousand as at March 31, 2023, and the shares in the capital of Allego Netherlands, Allego Germany and Allego France held by the Group.

Changes to the management incentive plan ('MIP')
In February 2023, the Group’s MIP was modified whereby one of the performance criteria was extended from 2022 until 2023. This modification has no impact on the fair value of the MIP as the performance criterion is a non-market vesting criterion. As a result, the impact to the share-based payment expenses will be recognized in 2023.